UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2024, Hecla Mining Company (the “Company”) announced that its Board of Directors (the “Board”) had appointed Mr. Robert Krcmarov, age 60, as President and Chief Executive Officer, effective November 7, 2024. Mr. Krcmarov succeeds Catherine J. Boggs, who has served as Interim President and Chief Executive Officer since May 22, 2024. Ms. Boggs will remain as Chair of the Board.

In connection with his appointment, Mr. Krcmarov and the Company executed an offer letter (the “Offer Letter”) on November 4. Pursuant to the Offer Letter, during Mr. Krcmarov’s employment with the Company, he will receive an initial base salary of $850,000 and is eligible to participate in the Company’s Short-term Incentive Plan with a target for his position of 110% of base salary, with the opportunity to receive an additional payout depending on the Company’s performance. Mr. Krcmarov will also receive $1,030,000 in the Company’s common stock in the form of restricted stock units under the 2010 Stock Incentive Plan, with a vesting schedule of one-third on June 21, 2025 (prorated), one-third on June 21, 2026, and one-third on June 21, 2027, and $1,265,000 in performance-based units, based on the Company’s Total Shareholder Return of its common stock for the 3-year period from January 1, 2025 through December 31, 2027. Mr. Krcmarov will also receive a one-time grant of $900,000 in restricted stock units with a 3-year vesting period of one-third on June 21, 2025, one-third on June 21, 2026, and one-third on June 21, 2027 (prorated). The Company will also make a relocation payment to Mr. Krcmarov for up to $100,000 payable 60 days after the date of the Offer Letter. In addition, the company will pay for full-service movement of one standard household item (excluding boats and other similar or heavy/oversized items) and up to two automobiles. The Company will also assist in Mr. Krcmarov’s filing obligations with the Internal Revenue Service for the 2024 through 2026 tax years.

The description of the Offer Letter in this Item 5.02 is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Compensation Committee of the Board of the Company approved entering into an Indemnification Agreement and Change in Control and Severance Agreement (“CIC Agreement”) with Mr. Krcmarov. The Indemnification Agreement is substantially identical to prior agreements entered into with other executive officers of the Company. The material terms of the Indemnification Agreement are set forth in Exhibit 10.3 to Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which is incorporated herein by reference as Exhibit 10.2. The CIC Agreement is set forth in Exhibit 10.3 attached herein to this Form 8-K.

On November 4, 2024, the Company announced the Board of the Company had increased the size of the Board, and appointed Mr. Robert Krcmarov as a Class I director (standing for election in 2026), to fill the resulting vacancy, effective November 7, 2024. Mr. Krcmarov was also appointed to serve on the Executive Committee. He is not eligible to receive standard director and committee fees or grants under the Company’s Stock Plan for Nonemployee Directors. The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

There are no family relationships between Mr. Krcmarov and any Company director or executive officer, and no arrangements or understandings between Mr. Krcmarov and any other person pursuant to which he was appointed as an officer and director. There are no past, present or proposed transactions between Mr. Krcmarov and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Securities Exchange Act of 1934, as amended.

Mr. Krcmarov is a geologist and experienced international mining executive who has held mine site, regional and corporate leadership roles in his 35-year career in the natural resources industry. Mr. Krcmarov most recently served as a technical advisor to Barrick Gold Corporation (“Barrick”), and previously served as part of the executive leadership team with that company for 13 years, including as Barrick’s Executive Vice President Exploration and Growth from 2016 to 2021. He holds a Master of Economic Geology from the University of Tasmania and a Bachelor of Science in Geology from the University of Adelaide.

Effective November 7, 2024, Ms. Catherine J. Boggs will return to Class II of the Board standing for reelection in 2027 after having been reassigned to Class I on June 3, 2024, and she will be reappointed to the Compensation and Governance and Social Responsibility Committees of the Board.

Item 7.01	Regulation FD Disclosure

A copy of the Company’s press release relating to the announcement described in Item 5.02, dated November 4, 2024, is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events

On November 4, 2024, the Company announced the promotion of Carlos Aguiar, the Company’s Vice President – Operations to Senior Vice President & Chief Operating Officer.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Offer Letter dated November 2, 2024.*

10.2	Form of Indemnification Agreement dated November 7, 2024, between Registrant and Mr. Robert Krcmarov. Identical Indemnification Agreements were entered into between the Registrant and Charles B. Stanley on May 4, 2007, David C. Sienko on January 29, 2010, Robert D. Brown on January 4, 2016, Stephen F. Ralbovsky and George R. Johnson on March 1, 2016, Catherine J. Boggs on January 1, 2017, Alice Wong on February 26, 2021, Michael L. Clary on March 1, 2020, Russell D. Lawlar on March 1, 2021, Kurt Allen on July 1, 2021, and Carlos Aguiar on August 16, 2023. Filed as Exhibit 10.7 to Registrant’s Form 10-Q for the quarter ended September 30, 2006, and incorporated herein by reference. (1)

10.3	Change in Control and Severance Agreement dated November 7, 2024, between Registrant and Mr. Robert Krcmarov.* (1)

99.1	News Release, dated November 4, 2024.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Furnished herewith (1) Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Sr. Vice President and General Counsel

Dated: November 4, 2024

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